EXECUTION VERSION

AMENDMENT NO. 8
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 8 (this “Amendment”) is entered into as of this 20th day of May, 2010 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation (“SMP”), STANRIC, INC., a Delaware corporation (“SI”), MARDEVCO CREDIT CORP., a New York corporation (“MCC”) (SMP, SI and MCC are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), SMP MOTOR PRODUCTS, LTD., a corporation amalgamated under the laws of Canada (“SMP Canada” and together with Borrowers, each a “Credit Party”, and collectively, “Credit Parties”),  lenders who are party to the Credit Agreement (“Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as Lender, and in its capacity as Agent for Lenders (“Agent”), BANK OF AMERICA, N.A., for itself, as Lender and as a Co-Syndication Agent, WACHOVIA BANK, N.A., for itself, as Lender and as a Co-Syndication Agent, and JP MORGAN CHASE BANK, N. A., for itself, as a Lender and as Documentation Agent.

WHEREAS, Credit Parties, Agent and Lenders are parties to a Second Amended and Restated Credit Agreement dated as of March 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Credit Agreement Agent and Lenders provide Borrowers with certain financial accommodations.

WHEREAS, Borrowers have requested that Agent and Requisite Lenders make certain amendments to the Credit Agreement, and Agent and Requisite Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2.           Amendments to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)          Annex A shall be amended as follows:

(i)           The defined terms are deleted in their entirety:

“Canadian Reserve”;

“SMP Canada Eligible Accounts”; and

“SMP Canada Eligible Inventory”.

(ii)          The following defined terms are amended as follows:

(A)         The definition of “Borrowing Availability” is amended by deleting from subclause (y) of the second sentence thereof the phrase “, the Canadian Reserve”.

(B)          The definition of “Borrowing Base” is amended by deleting the phrase “the SMP Canada Borrowing Base,” from the first sentence thereof;

(C)          The definition of “Excess Formula Availability” is amended and restated as follows:

“Excess Formula Availability” means the average daily difference, for any period of determination, between (a) the sum of (i) the Aggregate Borrowing Base and (ii) the SMP Canada Borrowing Base and (b) the sum of (i) the total outstanding balance of Revolving Loans and (ii) the total outstanding balance of the Term Loan (in the case of each of subclause (a)(i) and (a)(ii) with trade payables being paid consistent with past practices, expenses and liabilities being paid in the ordinary course of business, without acceleration of sales and without deterioration of working capital).  For purposes of determining “Excess Formula Availability” under Section 1.5(a)(ii), the Indenture Maturity Reserve, the 2011 Note Purchase Agreement Reserve, the New Indenture Maturity Reserve and the Borrowing Availability Reserve shall be deemed to be $0.”

(D)          The definition of “Fixed Charges” is amended by amending and restating the second sentence thereof as follows:

“Notwithstanding anything herein to the contrary, Fixed Charges specifically exclude payments made in connection with (a) repayments and/or redemptions on the applicable scheduled maturity date of (i) the Subordinated Debt under the Indenture, (ii) the New Subordinated Debt under the New Indenture and  (iii)  the 2011 Unsecured Notes, (b) prepayments in full of the 2011 Unsecured Notes; provided, however, that any such prepayment in full described in this subclause (b) shall only be excluded from Fixed Charges to the extent that after giving effect to any such prepayment, Borrowing Availability is at least equal to $50,000,000, (c) payments made by SMP to Wells Fargo Bank N.A. pursuant to the terms of the mortgage encumbering the Real Estate located in Long Island City, New York.”

(E)          The definition of “Rate Protection Agreement” shall be amended (A) by deleting from the end of clause (a) the word “or” and substituting “,” therefor; (B) by deleting from clause (b) of the first sentence thereof the phrase “, but only to the extent that the aggregate amount of the outstanding obligations under such Bank Product Agreement shall not exceed $5,000,000 at any one time (it being understood that such amount up to $5,000,000 shall constitute a Rate Protection Agreement and such amount in excess thereof shall not constitute a Rate Protection Agreement)”; and (C) by adding at the end of clause (b) immediately prior to “.” the following new clause (c): “any lease for personal property entered into by any Borrower or any of its Subsidiaries with Agent or any Lender or an Affiliate of any Lender”.

(F)          The definition of “Real Estate Reserve” is amended by deleting the phrase “or SMP Canada Eligible Real Estate, as the case may be,”.

(G)          The definition of “Reserves” is amended by amending and restating clause (c) as follows:

“(c)           INTENTIONALLY OMITTED,”.

(H)          The definition of “SMP Canada Eligible Equipment” is amended by adding the parenthetical “(as defined in the Canadian Loan Agreement)” immediately following the phrase “as to SMP Canada, Equipment”.

(I)           The definition of “SMP Canada Borrowing Base” is amended by deleting the phrase “SMP Canada’s Eligible Equipment” from the last paragraph therein and replacing it with “SMP Canada Eligible Equipment”.

(iii)         The following defined terms are added in appropriate alphabetical order:

“Aggregate Borrowing Availability” means as of any date of determination the lesser of (a) the sum of (i) the Maximum Amount and (ii) $10,000,000 and (b) the sum of (i) the Aggregate Borrowing Base and (ii) the SMP Canada Borrowing Base, in the case of clauses (a) and (b) above, less the sum of (x) the aggregate Revolving Loans then outstanding and (y) the aggregate advances of the Term Loan then outstanding; provided that an Overadvance in accordance with Section 1.1(a)(iii) hereunder or under the Canadian Credit Agreement may cause the Revolving Loan or the Term Loan, as applicable to exceed the Aggregate Borrowing Base or the SMP Canada Borrowing Base, as applicable, by the amount of any such permitted Overadvance.  Aggregate Borrowing Availability shall be determined (x) with trade payables being paid consistent with past practices, with expenses and liabilities being paid in the ordinary course of business, without acceleration of sales and without deterioration of working capital and (y) less the Borrowing Availability Reserve, the New Indenture Maturity Reserve and the Indenture Maturity Reserve.

“SMP Canada’s Eligible Accounts” shall mean all of the Accounts owned by SMP Canada that meet the eligibility criteria set forth in Section 1.6 of the Canadian Loan Agreement.

“SMP Canada’s Eligible Inventory” shall mean all of the Inventory owned by SMP Canada that meets the eligibility criteria set forth in Section 1.7 of the Canadian Loan Agreement.

(b)          Section 1.1(a)(i) is amended as follows:

(i)           By amending and restating the last sentence thereof as follows:

“Notwithstanding the foregoing to the contrary, in the event that Borrower Representative shall send notice to Agent (or one of Agent’s representatives identified on Schedule 1.1) that it requests a Revolving Loan at any time that the aggregate daily Aggregate Borrowing Availability (after giving effect to such Advance) for any day is $20,000,000 or less, then Borrowers shall submit, together with such notice, evidence that Borrowers are in compliance with the Fixed Charge Coverage Ratio required under item 1(a) of Annex G, which evidence shall consist of the most recent monthly financial statements already delivered to Agent pursuant to item (a) of Annex E for the twelve month period then ended.”

(ii)          By deleting the reference to  “Section 1.5(e)” in the tenth sentence thereof and replacing it with “Section 1.5(d)”.

(c)          The second paragraph of Section 1.5(a)(ii) is amended by deleting the phrase “Borrower’s consolidated Excess Formula Availability” therefrom and replacing it with the phrase “Excess Formula Availability.”

(d)          Section 6.10 is amended by deleting the phrases “Borrowing Availability as to all Borrowers,” “Borrowing Availability for all Borrowers” and “Borrowing Availability” and replacing them with “Aggregate Borrowing Availability.”

(e)          Section 6.14 is amended by deleting each reference to the phrase “Borrowers shall have Excess Formula Availability” and replacing it with “Credit Parties shall have Excess Formula Availability.”

3.           Conditions of Effectiveness.  This Amendment shall become effective as of the date upon which Agent shall have received (i) four (4) copies of this Amendment executed by Credit Parties and Requisite Lenders, (ii) four (4) copies of Amendment No. 5 to Credit Agreement dated as of the date hereof by and among the Credit Parties, Canadian Agent, the other lender parties thereto and GE Capital Markets Inc., as lead arranger and book runner, which amendment shall have been executed by the parties thereto and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

4.           Representations and Warranties.  Borrowers hereby represent and warrant as follows:

(a)          This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

(b)          Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)          No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)          Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

5.           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.           Effect on the Credit Agreement.  All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

8.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.           Counterparts; Facsimile.  This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Any signature delivered by a party by pdf or facsimile transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

STANDARD MOTOR PRODUCTS, INC.

By:
Name:
Title:

MARDEVCO CREDIT CORP.

By:
Name:
Title:

STANRIC, INC.

By:
Name:
Title:

SMP MOTOR PRODUCTS, LTD.

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:
Name:
Title:

(Signatures continued on next page)

Signature page to Amendment No. 8 to Second Amended and Restated Credit Agreement - 1843406

BANK OF AMERICA, N.A., as Co-Syndication Agent and Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION (formerly known as Wachovia Bank, National Association), as Co-Syndication Agent and a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Documentation Agent and a Lender

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

(Signatures continued on next page)

Signature page to Amendment No. 8 to Second Amended and Restated Credit Agreement - 1843406

WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), as Lender

By:
Name:
Title:

GE BUSINESS FINANCIAL SERVICES INC., as Lender

By:
Name:
Title:

Signature page to Amendment No. 8 to Second Amended and Restated Credit Agreement - 1843406